Other Receivables - Schedule of Other Receivables (Details) - USD ($)		Dec. 31, 2025	Dec. 31, 2024
Other receivables
Advances for operational purpose	[1]	$ 2,052	$ 2,942,424
Lending – non-interest-bearing			24,249
VAT receivables		399,818
Others			12,697
Provision for credit loss		(2,052)	(25,988)
Exchange rate effect		11,053	369
Total Other receivables		$ 410,871	$ 2,953,751

[1]	As of December 31, 2024, the Company had entered into contracts with Ningbo Luxiang Logistics Co., LTD. and Ningbo Zhongjin International Logistics Co., LTD. for amounts of $1,640,236 and $1,248,126, respectively. In December 2024, both agreements were terminated due to the suppliers’ inability to continue providing services. The Company fully recovered the related other receivables of $1,640,236 and $1,248,126 in 2025, respectively.